                                         DEVCLICK.COM, INC.
                                 RESTRICTED STOCK PURCHASE AGREEMENT

THIS RESTRICTED STOCK PURCHASE AGREEMENT is made as of October 8, 1999
(the "Effective Date") by and between DevClick.com, Inc., a Delaware corporation (the "Company"), and Michael T. Devlin (the "Purchaser").
WHEREAS the Purchaser is an employee or director of the Company and his continued participation is considered by the Company to be important for the
Company's continued growth; and
WHEREAS in order to give the Purchaser an opportunity to acquire an equity interest in the Company as an incentive for the Purchaser to participate in the affairs of the Company, the Company is willing to sell to the Purchaser and the Purchaser desires to purchase 10,000,000 shares of
Common Stock according to the terms and conditions hereof.
THEREFORE, the parties agree as follows:
1. Sale of Stock.  The Company hereby agrees to sell to the Purchaser and the Purchaser hereby agrees to purchase an aggregate of 10,000,000 shares of the Company's Common Stock (the "Shares"), at the price of
$.001 per share for an aggregate purchase price of $10,000 and the intellectual property set forth in Exhibit A attached hereto.
2. Payment of Purchase Price.  The purchase price for the Shares shall be paid by delivery to the Company at the time of execution of this
Agreement of a check in the amount of $10,000 and by assignment of right, title and interest to the intellectual property set forth as
Exhibit A hereto.
3. Issuance of Shares.  Upon receipt by the Company of the purchase price, the Company shall issue a duly executed certificate evidencing the
Shares in the name of the Purchaser to be held in escrow until expiration of the Company's repurchase option as described in this
Agreement.
4. Repurchase Option.
a. All of the Shares are subject to the Company's repurchase option defined in this section.  In the event of the voluntary or
involuntary termination of the Purchaser's employment with or services as a director to the Company for any or no reason
(including death or disability) before all of the Shares are released from the Company's repurchase option under Section 5, the Company shall, upon the date of such termination (as
reasonably fixed and determined by the Company) have an
irrevocable, exclusive option for a period of 90 days from such date to repurchase all or any portion of the Shares which have not been released from the repurchase option at such time at the original purchase price per share ($ .001) ("Repurchase Option").
Said Repurchase Option shall be exercised by the Company by
written notice to the Purchaser or his executor (with a copy to the Escrow Holder (as defined below)) and, at the Company's
option, (i) by delivery to the Purchaser or his executor with such notice of a check in the amount of the repurchase price for the Shares being repurchased, or (ii) by cancellation by the
Company of an amount of the Purchaser's indebtedness to the
Company equal to the repurchase price for the Shares being
repurchased, or (iii) by a combination of (i) and (ii) so that the combined payment and cancellation of indebtedness equals such repurchase price.  Upon delivery of such notice and the payment of the repurchase price in any of the ways described above, the
Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interests therein or
relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being
repurchased by the Company.
b. Whenever the Company shall have the right to repurchase Shares hereunder, the Company may designate and assign one or more
employees, officers, directors or stockholders of the Company or other persons or organizations to exercise all or a part of the
Company's repurchase rights under this Agreement and purchase all or a part of such Shares.
5. Release of Shares From Repurchase Option.
a. The shares shall be released from the Company's Repurchase Option at the rate of 1/48th (208,333.3333 shares) per month over the four (4) year period following the Effective Date, provided in each case that the Purchaser's services as an employee of or director to the Company have not been terminated prior to the date of any such release.
b. Upon the closing of a change of control, all of the remaining shares shall be released from the Company's Repurchase Option.  A
"change of control" shall mean a merger or consolidation of the
Company with or into another corporation, entity or person (where the stockholders of the Company immediately prior to such merger or consolidation hold less than 50% of the capital stock of the surviving corporation immediately following the merger or
consolidation), or the sale of all or substantially all of the
Company's assets to another corporation, entity or person.  In addition, all of the remaining shares shall be released from the
Company's Repurchase Option if Purchaser is not elected as a member of the Company's Board of Directors; provided, however that a voluntary resignation from the Board by Purchaser or
Purchaser's voluntary election to not stand for election to the
Board shall not cause the remaining shares to be released from the Repurchase Option.
6. Restriction on Transfer.  Except for the escrow described in Section 7 or transfer of the Shares to the Company or its assignees contemplated by this Agreement, none of the Shares nor any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any way until the release of such Shares from the Company's Repurchase
Option in accordance with the provisions of this Agreement.
7. Escrow of Shares.
a. The Shares issued under this Agreement shall be held by the
Secretary of the Company as escrow holder ("Escrow Holder"), along with a stock assignment executed by the Purchaser in blank, until the expiration of the Company's Repurchase Option with respect to such Shares as set forth above.
b. The Escrow Holder is hereby directed to permit transfer of the
Shares only in accordance with this Agreement or instructions signed by both parties.  In the event further instructions are desired by the Escrow Holder, he shall be entitled to rely upon directions executed by a majority of the authorized number of the
Company's Board of Directors.  The Escrow Holder shall have no liability for any act or omission hereunder while acting in good faith in the exercise of his own judgment.
c. If the Company or any assignee exercises its Repurchase Option hereunder, the Escrow Holder, upon receipt of written notice of such option exercise from the proposed transferee, shall take all steps necessary to accomplish such transfer.
d. When the Repurchase Option has been exercised or expires
unexercised or a portion of the Shares has been released from such Repurchase Option, upon Purchaser's request the Escrow
Holder shall promptly cause a new certificate to be issued for such released Shares and shall deliver such certificate to the
Purchaser.
e. Subject to the terms hereof, the Purchaser shall have all the rights of a stockholder with respect to such Shares while they are held in escrow, including without limitation, the right to vote the Shares and receive any cash dividends declared thereon.
If, from time to time during the term of the Company's Repurchase
Option, there is (i) any stock dividend, stock split or other change in the Shares, or (ii) any merger or sale of all or
substantially all of the assets or other acquisition of the
Company, any and all new, substituted or additional securities to which the Purchaser is entitled by reason of his ownership of the
Shares shall be immediately subject to this escrow, deposited with the Escrow Holder and included thereafter as "Shares" for purposes of this Agreement and the Company's repurchase option.
8. Legends.  The share certificate evidencing the Shares issued hereunder shall be endorsed with the following legends:
a. "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED
FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE
SALE OR DISTRIBUTION THEREOF.  NO SUCH SALE OR DISPOSITION MAY BE
EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED
THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT
SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF
1933".
b. "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED
ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE
COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE
SECRETARY OF THE COMPANY."
c. Any legend required to be placed thereon by applicable state securities laws.
9. Investment Representations; Restriction on Transfer.
a. In connection with the purchase of the Shares, the Purchaser represents to the Company the following:
i. He is aware of the Company's business affairs and financial condition and has acquired sufficient information about the
Company to reach an informed and knowledgeable decision to
acquire the securities.  He is purchasing these securities
for investment for his own account only and not with a view
to, or for resale in connection with, any "distribution"
thereof within the meaning of the Securities Act of 1933
(the "Securities Act").
ii. He understands that the securities have not been registered under the Securities Act by reason of a specific exemption
therefrom, which exemption depends upon, among other
things, the bona fide nature of his investment intent as
expressed herein. In this connection, he understands that,
in view of the Securities and Exchange Commission
("Commission"), the statutory basis for such exemption may
not be present if his representations meant that his
present intention was to hold these securities for a
minimum capital gains period under the tax statutes, for a
deferred sale, for a market rise, for a sale if the market
does not rise, or for a year or any other fixed period in
the future.
iii. He further acknowledges and understands that the securities must be held indefinitely unless they are subsequently
registered under the Securities Act or an exemption from
such registration is available.  He further acknowledges
and understands that the Company is under no obligation to
register the securities.  He understands that the
certificate evidencing the securities will be imprinted
with a legend which prohibits the transfer of the
securities unless they are registered or such registration
is not required in the opinion of counsel for the Company.
iv. He is aware of the adoption of Rule 144 by the Commission, promulgated under the Securities Act, which permits limited
public resale of securities acquired in a non-public
offering subject to the satisfaction of certain conditions.
v. He further acknowledges that in the event all of the
requirements of Rule 144 are not met, compliance with
Regulation A or some other registration exemption will be
required; and that although Rule 144 is not exclusive, the
staff of the Commission has expressed its opinion that
persons proposing to sell private placement securities
other than in a registered offering and other than pursuant
to Rule 144 will have a substantial burden of proof in
establishing that an exemption from registration is
available for such offers or sales and that such persons
and the brokers who participate in the transactions do so
at their own risk.
b. The Purchaser agrees, in connection with the Company's initial public offering of the Company's securities, (i) not to sell, make short sales of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock of the Company held by the Purchaser (other than those shares included in the registration) without the prior written consent of the Company or the underwriters managing such initial underwritten public
offering of the Company's securities for up to one hundred eighty
(180) days from the effective date of such registration and
(ii) further agrees to execute any agreement reflecting (i) above as may be requested by the underwriters at the time of the public offering.
10. Adjustment for Stock Split.  All references to the number of Shares and the purchase price of the Shares in this Agreement shall be
appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made by the Company after the date of this Agreement.
11. General Provisions.
a. This Agreement shall be governed by the internal laws of the
State of Delaware.  This Agreement represents the entire
agreement between the parties with respect to the purchase of
Common Stock by the Purchaser, may only be modified or amended in writing signed by both parties and satisfies all of the Company's obligations to the Purchaser with regard to the issuance or sale of securities.
b. Any notice, demand or request required or permitted to be given by either the Company or the Purchaser pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the
addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.
Any notice to the Escrow Holder shall be sent to the Company's address with a copy to the other party not sending the notice.
c. The rights and benefits of the Company under this Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of the Purchaser under this Agreement may only be assigned with the prior written consent of the Company.
d. Either party's failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party
thereafter from enforcing each and every other provision of this
Agreement.  The rights granted both parties herein are cumulative and shall not constitute a waiver of either party's right to assert all other legal remedies available to it under the
circumstances.
e. The Purchaser agrees upon request to execute any further
documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.
f. The Purchaser understands that he (and not the Company) shall be responsible for his own federal, state, local or foreign tax liability and any of his other tax consequences that may arise as a result of the transactions contemplated by this Agreement.  The
Purchaser shall rely solely on the determinations of his tax advisors or his own determinations, and not on any statements or representations by the Company or any of its agents, with regard to all such tax matters.  The Purchaser shall notify the Company in writing if the Purchaser files an election pursuant to
Section 83(b) of the Internal Revenue Code of 1986, as amended, with the Internal Revenue Service within thirty (30) days from the date of the sale of the Shares hereunder.  The Company
intends, in the event it does not receive from the Purchaser evidence of such filing, to claim a tax deduction for any amount which would be taxable to the Purchaser in the absence of such an election

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        IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first set forth above.

DEVCLICK.COM, INC.                      PURCHASER:
A Delaware corporation

/s/ Paul D. Levy               /s/ Michael T. Devlin
Paul D. Levy                    Michael T. Devlin
Chairman of the Board

EXHIBIT A
 INTELLECTUAL PROPERTY
        The business plan and any and all ideas or any other intellectual property which Purchaser may own or have rights to relating to the business of the Company.

CONSENT OF SPOUSE
I,Bobbie Devlin, spouse of Michael T. Devlin, have read and
approve the foregoing Agreement.  In consideration of granting of the right to my spouse to purchase shares of _______ Common Stock, as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the marital property laws of the State of ____________ or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.
Dated:____________________
/s/ Bobbie Devlin
Signature

ASSIGNMENT SEPARATE FROM CERTIFICATE
FOR VALUE RECEIVED I, ____________________ hereby sell, assign and transfer to _____________________ (________) shares of the Common Stock of
_____________ (the "Company") standing in my name on the books of the Company represented by Certificate No. __________ and do hereby irrevocably constitute and appoint Wilson Sonsini Goodrich & Rosati, attorney, to transfer said stock on the books of the Company with full power of substitution in the premises.
This Assignment Separate from Certificate may only be used in accordance with the Restricted Stock Purchase Agreement dated _________,
1999.
Dated:____________________
Signature:/s/ Michael T. Devlin

Instruction:  Please do not fill in any blanks other than the signature line.
The purpose of this assignment is to enable the Company to exercise the
Repurchase Right set forth in the Agreement without requiring additional signature on the part of Purchaser.

ELECTION UNDER SECTION 83(b)
OF THE INTERNAL REVENUE CODE OF 1986
The undersigned taxpayer hereby elects, pursuant to the above-referenced
Federal Code, to include in his gross income for the current taxable year, the amount of any compensation taxable to him in connection with his receipt of the property described below:
1.      The name, address, taxpayer identification number and taxable year of the undersigned are as follows:
NAME:                           TAXPAYER: Michael T. Devlin             SPOUSE:
Bobbie Devlin
ADDRESS:  27600 Black Oak Ridge, Forest Hill, CA 95631
IDENTIFICATION NO.:             TAXPAYER:                               SPOUSE:

TAXABLE YEAR:  1999
2.      The property with respect to which the election is made is described as follows:
10,000,000 shares of Common Stock (the "Shares"), par value $0.001, of
DevClick.com, Inc., a Delaware corporation (the "Company").
3.      The date on which the property was transferred is:  October 9, 1999.
4.      The property is subject to the following restrictions:
The Company has the right to repurchase a portion of the Shares upon the happening of certain events.  This right of repurchase lapses with regard to a portion of the Shares over time.
5.      The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is:
6.      The amount (if any) paid for such property:
The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property.  The transferee of such property is the person performing the services in connection with the transfer of said property.
The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.
Dated: November 1, 1999
Taxpayer  /s/ Michael T. Devlin
The undersigned spouse of taxpayer joins in this election.
Dated: November 1, 1999
Spouse of Taxpayer  /s/ Bobbie Devlin